SECURITIES EXCHANGE AND COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2002

URS Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(I.R.S. Employer Identification No.)

100 California Street, Suite 500,
San Francisco, California 94111-4529
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Exhibit 2.1
Exhibit 2.2
EXHIBIT 2.3
EXHIBIT 2.4
EXHIBIT 2.5
Exhibit 99.1
EXHIBIT 99.2

Item 5. Other Events

URS Corporation (“URS”), Carlyle-EG&G Holdings Corp. (“EG&G”) and Lear Siegler Services, Inc. (“Lear”) announced on July 17, 2002 that they have signed a definitive agreement under which URS will acquire EG&G and Lear for approximately $500 million, consisting of approximately $165 million in cash, $130 million in URS common stock, $40 million in a new series of URS nonvoting participating preferred stock and the assumption of $165 million in debt (the “Transaction”). The Transaction is subject to customary closing conditions, including the expiration or early termination of the appropriate waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and assumes that the financing contemplated in connection with the Transaction is finalized on a timely basis.

In connection with the Transaction, certain affiliates of EG&G and Lear who will acquire shares of URS common stock as a result of the Transaction have agreed with URS to vote their shares of URS common stock for approval of the conversion of the nonvoting participating preferred stock to be issued in the Transaction into URS Corporation common stock (the “Conversion”). In addition, Blum Capital Partners, L.P. and certain of its affiliates have agreed with URS to vote their shares of URS common stock in favor of the Conversion. Certain members of URS management have also agreed with URS to vote their shares of URS common stock in favor of the Conversion.

The terms of the Transaction are set forth in an Agreement and Plan of Merger filed as Exhibit 2.1 to this Current Report on Form 8-K (the “Merger Agreement”), the terms of EG&G and Lear voting commitments are set forth in a Voting Agreement filed as Exhibits 2.2 to this Current Report on Form 8-K (the “EG&G Voting Agreement”), the terms of Blum voting commitments are set forth in a Voting Agreement filed as Exhibits 2.3 to this Current Report on Form 8-K (the “Blum Voting Agreement”), the terms of the management voting commitments are set forth in Voting Agreements filed as Exhibits 2.4 and 2.5, respectively, to this Current Report on Form 8-K (the “Management Voting Agreements”). The foregoing summaries of the Transaction and the voting commitments are qualified in their entirety by reference to the text of the Merger Agreement, the EG&G Voting Agreement, the Blum Voting Agreement and the Management Voting Agreements, respectively, which are incorporated herein by reference.

URS issued a press release announcing the execution of the Merger Agreement on July 17, 2002, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, dated July 16, 2002, by and among URS Corporation, URS Holdings, Inc., URS-LSS Holdings, Inc.,

Exhibit Number	Exhibit

Carlyle-EG&G Holdings Corp., Lear Siegler Services, Inc., and EG&G Technical Services Holdings, L.L.C.

2.2	Voting Agreement, dated July 16, 2002, by and among URS Corporation, Carlyle-EG&G L.L.C. and EG&G Technical Services Holdings, L.L.C.

2.3	Voting Agreement, dated July 16, 2002, by and among URS Corporation, Blum Capital Partners, L.P., Blum Strategic Partners, L.P., BK Capital Partners IV, L.P., Stinson Capital Partners III, L.P., Stinson Capital Partners II, L.P., Stinson Capital Partners, L.P. and Stinson Capital Fund (Cayman), Ltd.

2.4	Voting Agreement, dated July 16, 2002, by and between URS Corporation and Martin M. Koffel.

2.5	Voting Agreement, dated July 16, 2002, by and between URS Corporation and Kent P. Ainsworth.

99.1	Press Release, dated July 17, 2002

99.2	Supplemental Information Concerning the Acquisition of Carlyle-EG&G Holdings Corp. and Lear Siegler Services, Inc.

Item 9. Regulation FD Disclosure

URS is electing to disclose under Item 9 certain supplemental information concerning the strategic rationale for the Transaction, the financial implications of the Transaction and expected synergies. This supplemental information is set forth as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibit 99.2 contains forward-looking statements that are based on management’s current expectations and beliefs, but are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described. All statements in the Exhibit, other than statements of historical fact, are statements that could be deemed forward-looking statements. For example, statements about expected synergies and other financial benefits of the Transaction, estimates of future revenues and earnings, projected growth in the markets to be served, projected results of the combined companies, timing of the closing, industry ranking and execution of integration plans are forward-looking statements.

URS cautions that a variety of factors, including but not limited to the following, could cause its business and financial results to differ materially from those expressed or implied in forward-looking statements: URS’s current and anticipated highly leveraged position; the ability of URS to service its debt and the additional debt that would be incurred in connection with the Transaction; URS’s ability to pursue its current business strategies and the anticipated business strategies of the combined enterprise; the ability to realize expected synergies; URS’s ability to successfully transition customers and contracts in connection with the Transaction; changing conditions in the capital markets; changing costs of capital; the possibility of adverse changes in the businesses of URS and/or EG&G and Lear; the ability to close the Transaction when anticipated; URS’s continued dependence on federal, state and local appropriations for infrastructure spending; increased concentration in the federal sector after the Transaction; pricing pressures; changes in the regulatory environment; changes in the markets for the services to be provided by the combined enterprise; outcomes of pending and future litigation; URS’s ability to attract and retain qualified professionals; industry competition; changes in international trade, monetary and fiscal policies; the ability of URS to integrate the acquisition and any future acquisitions successfully; URS’s ability to successfully integrate its accounting and management information systems for its existing business and the combined enterprise; and other factors discussed more fully in URS’s Annual Report on Form 10-K for the year ended October 31, 2001, and other reports subsequently filed from time to time with the Securities and Exchange Commission. URS does not intend to update Exhibit 99.2, and assumes no obligation and expressly disclaims any duty to update or revise any information contained therein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

URS CORPORATION

Dated: July , 2002	By:	/s/ Kent P. Ainsworth

Kent P. Ainsworth Executive Vice President Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, dated July 16, 2002, by and among URS Corporation, URS Holdings, Inc., URS-LSS Holdings, Inc., Carlyle-EG&G Holdings Corp., Lear Siegler Services, Inc., and EG&G Technical Services Holdings, L.L.C.

2.2	Voting Agreement, dated July 16, 2002, by and among URS Corporation, Carlyle-EG&G L.L.C. and EG&G Technical Services Holdings, L.L.C.

2.3	Voting Agreement, dated July 16, 2002, by and among URS Corporation, Blum Capital Partners, L.P., Blum Strategic Partners, L.P., BK Capital Partners IV, L.P., Stinson Capital Partners III, L.P., Stinson Capital Partners II, L.P., Stinson Capital Partners, L.P. and Stinson Capital Fund (Cayman), Ltd.

2.4	Voting Agreement, dated July 16, 2002, by and between URS Corporation and Martin M. Koffel.

2.5	Voting Agreement, dated July 16, 2002, by and between URS Corporation and Kent P. Ainsworth.

99.1	Press Release, dated July 17, 2002

99.2	Supplemental Information Concerning the Acquisition of Carlyle-EG&G Holdings Corp. and Lear Siegler Services, Inc.